                                                        EXHIBIT 10(a)



                               FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") made this 12th day of December, 1996, by SIGNET BANK, successor by merger to SIGNET BANK/MARYLAND (the "Bank"), and YOUTH SERVICES INTERNATIONAL, INC., a Maryland corporation ("YSI"), and certain of its wholly owned subsidiaries, namely: YOUTH SERVICES INTERNATIONAL OF IOWA, INC., a Maryland corporation d/b/a Clarinda Academy; YOUTH SERVICES INTERNATIONAL OF TENNESSEE, INC., a Maryland corporation d/b/a Reflections Treatment Agency; YOUTH SERVICES INTERNATIONAL OF MARYLAND, INC., a Maryland corporation d/b/a Victor Cullen Academy; YOUTH SERVICES INTERNATIONAL OF BALTIMORE, INC., a Maryland corporation d/b/a Charles H. Hickey, Jr. School; YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC., an Iowa corporation d/b/a Forest Ridge; YSI OF CENTRAL IOWA, INC., an Iowa corporation d/b/a Woodward Academy; YSI OF UTAH, INC., a Utah corporation; YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC., a South Dakota corporation d/b/a Chamberlain Academy, Springfield Academy and Missouri River Academy; YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC., a Missouri corporation d/b/a Tarkio Academy; and SOUTHWESTERN CHILDREN'S HEALTH SERVICES, INC., an Arizona corporation d/b/a Parc Place, Inc., Promise House, Inc. and Touchstone Community, Inc. (collectively, the "Original Borrowers").


                                    RECITALS

         A. The Original Borrowers and the Bank executed a Loan and Security Agreement dated as of June 20, 1995 (the "Loan Agreement"), which generally provided for the extension of a line of credit facility to the Original Borrowers.

         B. On July 25, 1995, YOUTH SERVICES INTERNATIONAL OF NEW MEXICO, INC., a New Mexico corporation d/b/a Desert Hills Center for Youth and Families of New Mexico, entered into an Assumption Agreement evidencing its entry into the Loan Agreement and its agreement to the terms and obligations thereunder.

         C. YOUTH SERVICES INTERNATIONAL OF MAMMOTH, INC., a California corporation and an Original Borrower, has now ceased business operations, dissolved under California law, and is no longer a party to the Loan Agreement, the Line Credit Note, or any of the Loan Documents, except to the extent any obligation previously undertaken expressly survives termination of the borrowing relationship.

         D. Immediately prior to, or contemporaneously with, the execution of this Amendment, YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., a Texas corporation d/b/a Desert Hills Center for Youth and Families of Texas, YOUTH SERVICES INTERNATIONAL OF FLORIDA, INC., a Florida corporation d/b/a Tampa Bay Academy, YOUTH SERVICES INTERNATIONAL OF VIRGINIA, INC., a Virginia corporation d/b/a Camp Washington, DEVELOPMENTAL BEHAVIORAL CONSULTANTS, INC., an Arizona corporation, INTROSPECT HEALTHCARE, CORPORATION, an Arizona corporation d/b/a Desert Hills Center for Youth and Families, and DESERT HILLS CENTER FOR YOUTH AND FAMILIES, INC., an Arizona corporation wholly-owned by INTROSPECT HEALTHCARE, CORPORATION, each executed an Assumption Agreement evidencing their agreement to be bound by the terms and conditions of the Loan Agreement. (The Original Borrowers (excluding YOUTH SERVICES INTERNATIONAL OF MAMMOTH, INC.), YOUTH SERVICES INTERNATIONAL OF NEW MEXICO, INC., YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., YOUTH SERVICES INTERNATIONAL OF FLORIDA, INC., YOUTH SERVICES INTERNATIONAL OF VIRGINIA, INC., DEVELOPMENTAL BEHAVIORAL CONSULTANTS, INC., INTROSPECT HEALTHCARE, CORPORATION and DESERT HILLS CENTER FOR YOUTH AND FAMILIES, INC. are hereafter each referred to as a "Borrower," and collectively as the "Borrowers".)

         E. The Borrowers have requested the Bank to amend the Loan Agreement, and the Bank has agreed to do so, upon the terms and conditions expressly set forth below.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         SECTION 1. DEFINED TERMS. All terms defined in the Loan Agreement shall have the same meaning when used in this Amendment. The term "Loan Agreement" means the Loan and Security Agreement dated June 20, 1995 among the Original Borrowers and Bank, as amended by this Amendment.

         SECTION 2. GENERAL DESCRIPTION OF AMENDMENTS. At the request of the Borrowers, the Bank agrees to increase the maximum principal amount available under the Line of Credit, and the parties agree to amend certain other terms of the Loan Agreement including certain financial covenants all as set forth below. The foregoing modifications and amendments shall be effected by the execution of this Amendment and certain other instruments or documents referred to below, and the Loan Agreement and all other Loan Documents are hereby amended to incorporate the terms expressly provided herein.

         SECTION 3. AMENDMENTS. Subject to satisfaction of the conditions and deliveries of this Amendment, the Loan Agreement is amended in the following respects, and shall be construed and interpreted to give effect to the modifications and amendments expressly set forth herein.

                 (a) Sections 1.13, 1.19, 1.22 and 1.29 of the Loan Agreement are deleted in their entirety and the following substituted in their stead:

                 SECTION 1.13. ELIGIBLE RECEIVABLES. The term "Eligible Receivables" shall mean those Receivables which arise from goods sold or from services performed in the ordinary course of business to or for Account Debtors other than any Affiliate, and as to which: (a) the delivery of the goods or the performance of the services has been completed; (b) no return, rejection, or repossession has occurred; (c) the representations and warranties contained in this Agreement as to Receivables are and continue to be true and accurate; (d) no more than ninety (90) days have elapsed from the billing or invoice date; (e) no bankruptcy or insolvency proceedings or payment moratoriums of any kind apply; (f) no notice of cancellation or termination of any contract giving rise to the Receivable has been given by the Account Debtor; (g) the Borrower has not received written notice of the Bank's determination, in the Bank's good faith judgment, that the Receivable is deemed to be unsatisfactory for any reason; and (h) the Bank possesses a first priority security interest and lien thereon. Eligible Receivables shall not include inter-company Receivables, contra accounts, foreign accounts, finance charges or the Receivables of any Account Debtor if 50% or more of the account balance of any such Account Debtor is in excess of ninety (90) days from invoice or billing date. As used herein, the term "Eligible Commercial Receivables" shall mean Receivables otherwise eligible due from an Account Debtor which is not a governmental agency, authority or entity; and the term "Eligible Government Receivables" shall mean Receivables otherwise eligible due from an Account Debtor which is a federal, state or local governmental agency, authority or entity.

                 SECTION 1.19. LINE OF CREDIT NOTE. The term "Line of Credit Note" shall mean the Amended and Restated Master Revolving Promissory Note executed by the Borrowers, as obligors, in the principal amount of Twenty Million Dollars ($20,000,000) and payable to the order of the Bank, and any and all substitutions, extensions, renewals, amendments, restatements, modifications or replacements thereof.

                 SECTION 1.22. LOAN DOCUMENTS. The term "Loan Documents" shall mean all documents executed by the Borrowers in connection with the Loan, including, but not limited to, this Agreement, the Line of Credit

         Note, any Assumption Agreements, appropriate financing statements and continuation statements, or any amendments, extensions or modifications thereto.

                 SECTION 1.29. SUBORDINATED DEBT. The term "Subordinated Debt" shall mean any and all indebtedness and liabilities of YSI or any other Borrower which have been subordinated as to collection, enforcement rights and lien priority by written agreement, or by the express written terms of the subordinated indebtedness instruments, to the principal and interest of the Loan amount owed by the Borrowers to the Bank. Subordinated Indebtedness shall specifically include (a) approximately $1,000,000 in outstanding subordinated debentures due December 31, 2002, and (b) approximately $32,200,000 in senior subordinated notes, with warrants to purchase common stock.

                 (b) Sections 2.1.1 and 2.1.2 of the Loan Agreement are deleted in their entirety and the following is substituted in its stead:

                 SECTION 2.1.1. PURPOSE OF THE LINE OF CREDIT. The proceeds of the Line of Credit shall be used by the Borrowers for the financing of Receivables, for acquisitions permitted under Section 7.9 hereof, capital expenditures (subject to the terms of Section 6.24 hereof), and general working capital needs.

                 SECTION 2.1.2. ADVANCE RATES. Advances shall be permitted under the Line of Credit up to a maximum aggregate principal amount equal to the lesser of (a) Twenty Million Dollars ($20,000,000), or
         (b) the sum of (i) eighty-five percent (85%) of Eligible Receivables, and (ii) ninety-five percent (95%) of the cash or cash equivalents on deposit with and under the exclusive control of the Bank. The determination of what constitutes a "cash equivalent" and whether any such property is on deposit with or under the exclusive control of the Bank shall be determined by the Bank, from time to time, in its sole and absolute discretion. The Advance Rate formula set forth in item
         (b) in the preceding sentence may be changed, modified or amended at any time and from time to time as provided in Section 10.10 hereof. Availability under the Line of Credit shall be reduced, on a dollar-for-dollar basis, for (i) any Outstanding Letter of Credit Obligations, which shall not exceed in the aggregate, at any time and from time to time, the sum of Five Million Dollars ($5,000,000), and
         (ii) any Unwinding Amounts, existing at any time, and from time to time. As used herein, the term " Unwinding Amounts" is intended to represent the credit risk element with respect to any interest rate swap, cap or collar agreement or other similar agreement entered into from time to time by the

         Borrowers, or any one or more of them, and shall mean for purposes of the Agreement the "Agreement Value" as such term is defined in the Code of Standard Wording, Assumptions and Provisions for Swaps (1986 Ed.) issued by the International Swap Dealers Association, Inc.

                 (c) Section 2.1.4. of the Loan Agreement is deleted in its entirety and the following shall be substituted in its stead:

                 SECTION 2.1.4. LINE OF CREDIT FEES. In addition to interest, the Borrowers shall pay a monthly unused Line of Credit fee at an annual percentage rate of one-quarter of one percent (0.25%) on the average daily unborrowed maximum principal amount available (without regard to the percentage limitations for Eligible Receivables and cash or cash equivalents) under the Line of Credit (the "Unused Credit Fee"). The Unused Credit Fee shall be payable to the Bank on the last day of each month.

                 (d) A new section 3.6 of the Loan Agreement is added as follows:

                 SECTION 3.6. ASSIGNMENT OF GOVERNMENT RECEIVABLES. Upon request by the Bank, the Borrowers will cooperate with the Bank in executing any assignment, claim, agreement, document or instrument required or permitted by any governmental unit (federal, state or local) to permit the registered assignment of payment of Receivables to the Bank, including compliance with the Federal Assignment of Claims Act. Unless compliance with such governmental laws, rules or ordinances is required in order for the Bank to perfect its security interest or otherwise assure payment, the Borrowers may continue to collect all Receivables until the occurrence of an Event of Default. Notwithstanding the foregoing, until further notice from the Bank or the occurrence of an Event of Default which is not cured within any applicable grace or cure period, if any, the Borrowers shall continue to receive direct payment of all Medicare and Medicaid Receivables.

                 (e) Sections 6.19, 6.20 and 6.21 of the Loan Agreement are deleted in their entirety and the following substituted in their stead:

                 SECTION 6.19. MAXIMUM QUARTERLY CAPITAL FUNDS RATIO. The Borrowers shall attain, on a consolidated basis, as of the close of each fiscal quarter during the term hereof, a ratio of (a) total liabilities less Subordinated Debt, to (b) shareholders' equity plus Subordinated Debt less all intangible assets (including, without limitation, goodwill, deferred debt issuance costs, covenants not to compete, organizational costs and prepaid expenses), of 1.0 to 1.0, provided, however, that if additional Subordinated

         Debt and/or equity is received by YSI at any time hereafter which in the aggregate is more than Five Million Dollars ($5,000,000), then YSI for itself and all other Borrowers shall have thirty (30) days from the date of written notice from the Bank to agree to a modification or amendment of the covenants stated in Sections 6.19 through 6.24. Such covenants shall be determined by the Bank in its sole discretion after consultation with YSI.

                 SECTION 6.20. MINIMUM QUARTERLY TANGIBLE CAPITAL. The Borrowers shall attain, on a consolidated basis, and maintain a minimum quarterly tangible capital as of the close of each fiscal quarter of $40,000,000.

                 SECTION 6.21. MINIMUM ANNUAL CASH FLOW COVERAGE. The Borrowers shall, on a consolidated basis, attain as of the close of each fiscal quarter during the term hereof, a Minimum Annual Cash Flow Coverage of 2.25 to 1.0. As used herein, "Minimum Annual Cash Flow Coverage" shall mean a ratio of the just-completed twelve-month financial period's (a) net income plus depreciation, plus amortization, plus interest, divided by (b) the prior year's current maturity portion of long-term debt and capitalized leases, plus interest, plus dividends.

                 (f) Section 6.24 of the Loan Agreement is deleted in its entirety and the following is substituted in its stead:

                 SECTION 6.24. CONSOLIDATED DEBT TO EBITDA. The Borrowers shall not permit, on a consolidated basis, as of the end of each fiscal quarter, the ratio of Consolidated Debt to EBITDA to be greater than 2.5 to 1.0. As used herein, "Consolidated Debt" shall mean all of Borrowers' (a) indebtedness then owing to the Bank (including, without limitation, all Letter of Credit Obligations, (b) all other indebtedness for borrowed money and the deferred purchase price of assets or services (exclusive of trade payables incurred in the ordinary course of business), (c) all obligations of a Borrower evidenced by any note or other instrument (excluding Subordinated
         Debt), (d) all capital lease obligations, (e) all obligations under any swap arrangement or other interest rate or hedging device, (f) all obligations outstanding to retire or redeem capital stock, and (g) all indebtedness secured by any lien, security interest or title retention device; and "EBITDA" shall mean with respect to the Borrowers, on a consolidated basis and as of the end of each fiscal quarter, the sum of net income for the immediately preceding twelve-month financial period, plus interest, taxes, depreciation, amortization and other non-cash expenses or charges reducing income for such period.

                 (g) Section 7.9 of the Loan Agreement is deleted in its entirety and the following substituted in its stead:

                 SECTION 7.9.  ACQUISITION OF STOCK OR ASSETS OF THIRD PERSON.


                          (a) Without the prior written consent of the Bank which will not be unreasonably withheld or delayed, Borrowers will not acquire any stock in, or all or substantially all of the assets of, any Person during the term of this Agreement if the Actual Cost thereof exceeds, in any one instance or in the aggregate, Three Million Dollars ($3,000,000). As used herein, the term "Actual Cost" shall mean, with respect to any acquisition of stock or assets, the sum of (i) the amount of cash paid by YSI or any Borrower, (ii) the fair market value of all capital stock or other ownership interests of YSI or any other Borrower issued or given in connection with such acquisition, (iii) the amount of all indebtedness incurred, assumed or acquired in connection with such acquisition, (iv) the estimated amount of all additional purchase price amounts in the form of earnouts, contingent obligations, covenants not to compete, consulting agreements and other related contracts, and (v) the aggregate fair market value of all other considerations given by YSI or any other Borrower in connection with such acquisition. All capital expenditures made or projected to be incurred in connection with such acquisition shall also be included in the Actual Cost attributable to such acquisition. Any request for the consent of the Bank shall be in writing and shall include such financial and other information, and in such detail, as the Bank may from time to time require.

                          (b) All acquisitions with an Actual Cost in excess of Five Hundred Thousand Dollars ($500,000) shall be for assets used in, or for the stock of a corporation engaged in, a business like, similar or related to the business of the Borrowers. At the time of any such acquisition, YSI shall provide to the Bank at least five (5) Business Days' prior written notice of such acquisition and the following items: (i) a description of the material terms of such acquisition, including, without limitation, a calculation of the Actual Cost, together with a draft of the acquisition agreement, (ii) calculations made by the Borrower as to compliance with the covenants contained in Sections 6.19 through Sections 6.23, inclusive, for the most recent calculation period ended immediately prior to the date of such acquisition, on a pro forma basis as if the acquisition had occurred on the first day of such period, which shall show that all such covenants will be complied with after giving effect to the pro forma consolidation of the business acquired.

                 (h) Section 7.11 of the Loan Agreement is deleted in its entirety.

                 (i) Section 9.5 of the Loan Agreement is deleted in its entirety and the following substituted in its stead:

                 SECTION 9.5. ATTORNEYS' FEES AND EXPENSES. The Borrowers shall pay all Liquidation Costs and/or reasonable attorneys' fees and expenses which the Bank and any other banking institution participating in the Loan at the time may incur as a result of the happening of an Event of Default, even if judgment is not obtained or confessed and the Event of Default is cured and the Loan is placed in good standing.

                 (j) Section 10.1 of the Loan Agreement is deleted in its entirety and the following substituted in its stead:

                 SECTION 10.1. LOAN COSTS. The Loan and all transactions relating thereto and provided for herein shall be made at no cost to the Bank or any banking institution participating in the Loan, and all costs including, without limitation, the Bank's or any participant's reasonable counsel fees, recordation costs, costs of documentary stamps, photocopying expense, appraisals, lien searches, travel expenses for the Bank's agents, employees, and counsel, and all other reasonable out-of-pocket expenses shall be paid by the Borrowers, whether incurred prior to or after closing, such that the subject transactions shall be cost free to the Bank.

                 (k) Section 10.19 is added to the Loan Agreement as follows:

                 SECTION 10.19. INFORMATION TO PARTICIPANT. In the event the Bank sells a participating interest in the Loan to another financial institution, the Bank may, from time to time, notify the Borrowers that information to be reported and delivered to the Bank hereunder shall also and simultaneously be provided to such participant, whereupon it shall be Borrowers' obligation hereunder to provide such participant with all information and notices directed to Bank. Any participant shall have the right to join the Bank in the conduct of any audit or examination of books and records.

                 (l) An Amended Schedule "A" and an Amended Schedule "B", in the form attached hereto, shall be substituted in lieu of the Schedule "A" and Schedule "B" appended to the 1995 Loan Agreement.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWERS. Borrowers hereby represent and warrant to Bank that (i) execution of this Amendment has been duly authorized by all requisite action of Borrowers; (ii) no consents are necessary from any third parties for Borrowers' execution, delivery or performance of this Amendment,

(iii) this Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their terms, except to the extent that the enforceability thereof against Borrowers may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as otherwise disclosed to the Bank in writing, all of the representations and warranties contained in Article V of the Loan Agreement, as amended hereby, are true and correct in all material respects with the same force and effect as if made on and as of the effective date of this Amendment, except that with respect to the representations and warranties made regarding Financial Statements, such representations and warranties are hereby made with respect to the most recent Financial Statements delivered by Borrowers to Bank, (v) there exists no Default which is continuing and no Event of Default has occurred and (vi) no Default or Event of Default will occur immediately or with the passage of time or giving of notice as a consequence of this Amendment becoming effective.

         SECTION 5. CHIEF EXECUTIVE OFFICES. The location of each Borrower's original entry books and records and the place where its records relating to Accounts are maintained is identified in Amended Schedule B to the Loan Agreement.

         SECTION 6. REAFFIRMATION. Borrowers hereby acknowledge and confirm that (i) except as expressly amended hereby, the Loan Agreement and other Loan Documents remain in full force and effect, (ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrowers have no defenses to their respective obligations under the Loan Agreement and the other Loan Documents, (iv) the Liens of Bank under the Security Documents, continue in full force and effect and have the same priority as before this Amendment, and (v) Borrowers have no claim against Bank arising from or in connection with the Loan Agreement or the other Loan Documents.

         SECTION 7. AMENDED AND RESTATED MASTER REVOLVING PROMISSORY NOTE, ETC. The terms of the Line of Credit Note shall be amended and restated in an Amended and Restated Master Revolving Promissory Note to be executed and delivered by all of the Borrowers simultaneously with the execution of this Amendment. The Borrowers shall also deliver such additional resolutions, certificates, agreements, opinions or other documents or perform such additional acts as the Bank deems reasonable and necessary, including, without limitation, updated financing statement searches, appropriate borrowing resolutions and an opinion of Borrowers' counsel for the benefit of the Bank and any participant.

         SECTION 8. EFFECT OF AMENDMENT. Except as hereby amended, the terms and conditions of the Loan Agreement and all other Loan Documents are hereby approved, ratified and confirmed and shall remain in force and effect until all principal, accrued interest and all other charges and costs due under the Loan Agreement and any and all notes have been paid, in full. The execution and delivery of this Amendment shall not constitute a novation, shall not extinguish, terminate, affect of impair the obligations of the Borrowers, and shall not waive, extinguish, terminate, affect or impair any security, right or remedy of the Bank against the Borrowers, the Borrowers' property or any other person obligated under the Loan Documents. The execution an delivery of this Amendment shall not constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the liens or security interests of Lender in the Collateral.

         SECTION 9. CLOSING FEE. In consideration of the amendments and modifications in the Line of Credit as provided herein, the Borrowers shall pay a closing fee to the Bank of Twelve Thousand Dollars ($12,000), payable at the time of execution and delivery of this Amendment.

         SECTION 10. EFFECTIVE DATE. Regardless of the date of execution and delivery of this Amendment or any other instrument referenced herein, it is intended that the terms of this Amendment and the modification and amendments provided for herein shall be effective as of December 12, 1996, regardless of the date of actual execution.

                       [THIS PAGE INTENTIONALLY OMITTED]

         IN WITNESS WHEREOF, the parties hereto execute this Amendment the date and year first above written.

WITNESS/ATTEST:                                    SIGNET BANK


/s/ JAMES C. HOLMAN                                By: /s/ WARREN F. BOUTILIER                (SEAL)
----------------------------------                    ----------------------------------------
                                                         Warren F. Boutilier
                                                         Vice President


                                                   YOUTH SERVICES INTERNATIONAL, INC.


          [SIG]                                    By: /s/  WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         Name:  William P. Mooney
                                                              --------------------------------
                                                         Title:  Senior Vice President and
                                                               -------------------------------
                                                                 Chief Financial Officer


                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   IOWA, INC.


          [SIG]                                    By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   TENNESSEE, INC.


          [SIG]                                    By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President



                             [SIGNATURES CONTINUED]

                                                   YOUTH SERVICES INTERNATIONAL OF
                                                           MARYLAND, INC.


          [SIG]                                    By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President



                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   BALTIMORE, INC.


          [SIG]                                    By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President



                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   NORTHERN IOWA, INC.


          [SIG]                                    By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   YSI OF CENTRAL IOWA, INC.


          [SIG]                                    By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   YSI OF UTAH, INC.


          [SIG]                                    By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President

                             [SIGNATURES CONTINUED]

                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   SOUTH DAKOTA, INC.

       [SIG]                                       By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President



                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   MISSOURI, INC.


       [SIG]                                       By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   SOUTHWESTERN CHILDREN'S HEALTH
                                                   SERVICES, INC.


       [SIG]                                       By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   NEW MEXICO, INC.


       [SIG]                                       By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President



                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   TEXAS, INC.


       [SIG]                                       By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President



                             [SIGNATURES CONTINUED]

                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   FLORIDA, INC.


           [SIG]                                   By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President



                                                   YOUTH SERVICES INTERNATIONAL OF
                                                   VIRGINIA, INC.


           [SIG]                                   By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   DEVELOPMENTAL BEHAVIORAL
                                                   CONSULTANTS, INC.


            [SIG]                                  By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                         William P. Mooney
                                                         Vice President


                                                   INTROSPECT HEALTHCARE,
                                                   CORPORATION


            [SIG]                                  By:  /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                    ----------------------------------------
                                                       William  P. Mooney
                                                       Vice President



                                                   DESERT HILLS CENTER FOR YOUTH AND
                                                   FAMILIES, INC. (a wholly-owned subsidiary of
                                                   INTROSPECT HEALTHCARE, CORPORATION)


            [SIG]                                 By:   /s/ WILLIAM P. MOONEY                 (SEAL)
----------------------------------                   ----------------------------------------
                                                     William P. Mooney


                                [SIGNATURES END]

                                ACKNOWLEDGMENTS

STATE OF MARYLAND, CITY/COUNTY OF HARFORD, TO WIT:
                                  -------

                 I HEREBY CERTIFY, that on this 12th day of December, 1996, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared Warren F. Boutilier, who acknowledged himself to be the Vice President of SIGNET BANK, successor by merger to SIGNET BANK/MARYLAND, and that he, as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice President.


                                 /s/ SHELLY L. HIPSLEY
                                ---------------------------------
                                 Notary Public

My Commission Expires:

  2/1/97
-----------------


STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

                 I HEREBY CERTIFY, that on this 27th day of November, 1996, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared William P. Mooney, who acknowledged himself to be the Senior Vice President and Chief Financial Officer of Youth Services International, Inc., a corporation, and that he, as such Senior Vice President and Chief Financial Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Senior Vice President and Chief Financial Officer.


                                  /s/ VICKI GAINOR LOMBARDI
                                 -------------------------------------
                                 Notary Public

My Commission Expires:

   9/1/97
----------------------

STATE OF MARYLAND, CITY/COUNTY OF  BALTIMORE, TO WIT:

                 I HEREBY CERTIFY, that on this 27th day of November, 1996, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared William P. Mooney, who acknowledged himself to be the Vice President of Youth Services International of Iowa, Inc., Youth Services International of Tennessee, Inc., Youth Services International of Maryland, Inc., Youth Services International of Baltimore, Inc., Youth Services International of Northern Iowa, Inc., YSI of Central Iowa, Inc., YSI of Utah, Inc., Youth Services International of South Dakota, Inc., Youth Services International of Missouri, Inc., Southwestern Children's Health Services, Inc., Youth Services International of New Mexico, Inc., Youth Services International of Texas, Inc., Youth Services International of Florida, Inc., Youth Services International of Virginia, Inc., Developmental Behavioral Consultants, Inc., Introspect Healthcare, Corporation, and Desert Hills Center for Youth and Families, Inc., and that he, as Vice President of each such corporation, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of each of the corporations by himself as Vice President.


                                 /s/ VICKI GAINOR LOMBARDI
                                 -------------------------------
                                 Notary Public

My Commission Expires:

  9/1/97
------------

                        AMENDED AND RESTATED SCHEDULE A

                                PERMITTED LIENS

               DEBTOR                          SECURED PARTY                     JURISDICTION              COLLATERAL
               ------                          -------------                     ------------              ----------
I.     FILINGS AFFECTING COLLATERAL
       ----------------------------

Youth Services International of          Iowa Department of Economic      Page County, Iowa and Iowa     All Assets
Iowa, Inc. (Clarinda)                    Development                      Secretary of State

Youth Services International of          Youth Services International,    State of Florida               All Assets
Florida, Inc.                            Inc.

Youth Services International of          Meditrust of College Station,    State of Texas and Brazos      All Accounts, Instruments,
Texas, Inc.                              Inc.                             County, Texas                  General Intangibles and
                                                                                                         Receivables
II.     LEASE FILINGS FOR NOTICE PURPOSES ONLY
        --------------------------------------

Youth Services International of          Continental Bank                 State of Tennessee             Mita Copier, Serial No.
Tennessee                                                                                                37001761

Youth Services International of          Great American Leasing Corp.     State of Iowa                  Toshiba Copiers and H.P.
Northern Iowa, Inc.                                                                                      Fax
(Forest Ridge)

Southwestern Children's Health           Ameritech Credit Corporation     State of Arizona               All Telecommunications and
Services, Inc.                                                                                           Data Equipment
(Touchstone Community)

                                         Dana Commercial Credit           State of Arizona               Computers, Printers and
                                         Corporation                                                     Related Equipment

               DEBTOR                          SECURED PARTY                     JURISDICTION              COLLATERAL
               ------                          -------------                     ------------              ----------
Southwestern Children's Health          Foothill Bank                     State of Arizona               Minolta Copier
Services, Inc.
(Desert Hills Center for Youth
and Families)
                                        Colonial Pacific Leasing Co.      State of Arizona               Various Equipment

Southwestern Children's Health          Ecolab Inc.                       State of Arizona               Equipment
Services, Inc.
(Parc Place)

Youth Services International,           Eaton Financial Corporation       State of Maryland and          Computers, Printers and
Inc.                                                                      Baltimore County               Related Equipment

                                        Copelco Capital, Inc.             State of Maryland and          Ricoh Copier and Various
                                                                          Baltimore County               Equipment

                                        The CIT Group/ Equipment          State of Maryland, State of    Various Computer Equipment
                                        Financing, Inc.                   South Dakota and Atchison
                                                                          County, Missouri

Youth Services International of         GE Capital                        State of Maryland and          Telephone System
Baltimore, Inc.                                                           Baltimore County

Youth Services International of         American Business Credit          State of New Mexico            Mita Copiers
Texas, Inc.                             Corporation

Youth Services International of         INB Leasing, Inc.                 State of Florida               Computer Equipment and
Florida, Inc.                                                                                            Proceeds
(Tampa Bay Academy)

                                        Master Lease Division of Tokai    State of Florida               Mita Copiers and Proceeds


               DEBTOR                          SECURED PARTY                     JURISDICTION              COLLATERAL
               ------                          -------------                     ------------              ----------
Youth Services International of         Ecolab Inc.                       State of Virginia              Dishmachine
Virginia, Inc.

Introspect Healthcare,                  Circle Business Credit, Inc.      State of Arizona               Various Equipment
Corporation

                                        Xerox Corporation                 State of Arizona               Xerox and Related Equipment

                                        American National Corp.           State of Arizona               Minolta Copier

                                        Colonial Pacific Leasing Co.      State of Arizona               Various Equipment

III.    EQUIPMENT FILINGS
        -----------------
Youth Services International,           Finova Capital Corporation        State of Iowa, State of Utah   Various Equipment
Inc.                                                                      Atchison County, Missouri,
                                                                          State of Arizona and State of
                                                                          South Dakota

Youth Services International of         John Deere Company                State of Iowa                  [Equipment]
Iowa, Inc.

                                        Finova Capital Corporation        State of Iowa                  Various Equipment

Youth Services International of         Bank of Glen Burnie               State of Maryland              Hamada Offset Press
Baltimore, Inc.

               DEBTOR                          SECURED PARTY                     JURISDICTION              COLLATERAL
               ------                          -------------                     ------------              ----------
Youth Services International of      Chemical Sanitizing Systems,       State of South Dakota    Pump Laundry System, Dish
South Dakota, Inc.                   Ltd.                                                        Machine, Scrap Trap
(Chamberlain Academy)
(Springfield Academy)
(Missouri River Academy)

                                     Finova Capital Corporation        State of South Dakota     Various Equipment

Youth Services International of      Texas Copy                        State of Texas            Copier, Stapler, Fax
Texas, Inc.

Youth Services International of      Sheffield Financial Corp.         State of Florida          Mower
Florida, Inc. (Tampa Bay
Academy)

                                     Master Lease Division of Tokai    State of Florida          Mita Copier and Proceeds

Developmental Behavioral             Canon Financial Services, Inc.    State of Arizona          Canon Copier
Consultants, Inc.

                                     Finova Capital Corporation        State of Arizona          Various Equipment

Youth Services International of      Finova Capital Corporation        State of Iowa             Various Equipment
Northern Iowa, Inc.
(Forest Ridge)

                                     Bank of Dixon County              State of Iowa             Toshiba Copier and Related
                                                                                                 Equipment

YSI of Central Iowa, Inc.            Finova Capital Corporation        State of Iowa             Various Equipment

               DEBTOR                          SECURED PARTY                     JURISDICTION              COLLATERAL
               ------                          -------------                     ------------              ----------
Youth Services International of      Finova Capital Corporation        Atchison County, Missouri         Various Equipment
Missouri, Inc.

YSI of Utah, Inc.                    Finova Capital Corporation        State of Utah                     Various Equipment


Southwestern Children's Health       Finova Capital Corporation        State of Arizona                  Various Equipment
Services, Inc. (Parc Place)

                                     Roche Diagnostic Systems, Inc.    State of Arizona                  COBRA MIRA PLUS System
                                                                                                         and Accessories

Southwestern Children's Health       Finova Capital Corporation        State of Arizona                  Various Equipment
Services, Inc. (Promise House)

Southwestern Children's Health       Norwest Financial Leasing, Inc.   State of Arizona                  Various Equipment
Services, Inc.
(Touchstone Community)

Introspect Healthcare,               LDI Financial Services Corp.      State of Arizona                  Various Equipment
Corporation

                                     Xerox Corporation                 State of Arizona                  Xerox and Related Equipment

                                     LDI Corporation                   State of Arizona                  Various Furniture and
                                                                                                         Equipment

                                     IBM Credit Corporation            State of Arizona                  Various Equipment

                                     Finova Capital Corporation        State of Arizona                  Various Furniture and
                                                                                                         Equipment


IV.    OTHER
       -----

Youth Services International of      Mercantile Mortgage               State of Maryland                 All Buildings, Rents and
Northern Iowa, Inc.                  Corporation and                                                     Rights Related Thereto
(Forest Ridge)                       Mercantile-Safe Deposit and
                                     Trust Company

Youth Services International of      The Bank of New Mexico            Bernalillo County, New Mexico     All Fixtures and Proceeds
New Mexico, Inc.
(Desert Hills Center for Youth
and Families)

                        AMENDED AND RESTATED SCHEDULE B

                         ADDITIONAL BUSINESS LOCATIONS,
                  PRIOR NAMES AND TRADE NAMES OF THE BORROWERS


                                                                                 OPERATING                PRINCIPAL OFFICE FOR
     CORPORATION               PRIOR NAME               TRADE NAMES              FACILITIES               ACCOUNTS RECEIVABLE
     -----------               ----------               -----------             ------------              --------------------

1.   YOUTH SERVICES                                                                                        2 Park Center Court
     INTERNATIONAL, INC.                                                                                   Suite 200
                                                                                                           Owings Mills, MD 21117

2.   YOUTH SERVICES            Youth Services           Clarinda Academy          Clarinda Academy         2 Park Center Court
     INTERNATIONAL OF          International of                                   1800 North 16th Street   Suite 200
     IOWA, INC.                Maryland, Inc.                                     P.O. Box 29              Owings Mills, MD 21117
                                                                                  Clarinda, IA 51632

3.   YOUTH SERVICES                                     Reflections Treatment     Reflections Treatment    2 Park Center Court
     INTERNATIONAL OF                                     Agency                    Agency                 Suite 200
     TENNESSEE, INC.                                                              Waterside Building       Owings Mills, MD 21117
                                                                                  5908 Lyons View Drive
                                                                                  Knoxville, TN 37919

4.   YOUTH SERVICES                                     Victor Cullen Academy     Victor Cullen Academy    2 Park Center Court
     INTERNATIONAL OF                                                             6000 Cullen Drive        Suite 200
     MARYLAND, INC.                                                               Sabillasville, MD 21780  Owings Mills, MD 21117

5.   YOUTH SERVICES                                     Forest Ridge              Forest Ridge             2 Park Center Court
     INTERNATIONAL OF                                                             P.O. Box 515             Suite 200
     NORTHERN IOWA,                                                               4502 - 230th Street      Owings Mills, MD 21117
     INC.                                                                         Wallingford, IA  51365


6.   YOUTH SERVICES            Youth Services           Charles H. Hickey, Jr.    Charles H. Hickey, Jr.   2 Park Center Court
     INTERNATIONAL OF          International of Utah,     School                    School                 Suite 200
     BALTIMORE, INC.           Inc.                                               2400 Cub Hill Road       Owings Mills, MD 21117
                                                                                  Baltimore, MD 21234

                                                                                 OPERATING                PRINCIPAL OFFICE FOR
     CORPORATION               PRIOR NAME               TRADE NAMES              FACILITIES               ACCOUNTS RECEIVABLE
     -----------               ----------               -----------             ------------              --------------------
7.   YSI OF UTAH, INC.         TRJ Guidance, Inc.       No trade name           3809 So. West Temple       2 Park Center Court
                               Western Youth, Inc.                              Salt Lake City, UT 84107   Suite 200
                                                                                                           Owings Mills, MD 21117

                                                                                289 24th Street
                                                                                Suite 300
                                                                                Ogden, UT 84401

                                                                                1089 S. Orem Boulevard
                                                                                Orem, UT 84057

8.   YOUTH SERVICES                                     Chamberlain Academy     Chamberlain Academy        2 Park Center Court
     INTERNATIONAL OF                                                           Box 367                    Suite 200
     SOUTH DAKOTA, INC.                                                         211 West 16th Avenue       Owings Mills, MD 21117
                                                                                Chamberlain, SD 57325

                                                        Springfield Academy     Springfield Academy
                                                                                709 - 6th Street
                                                                                P.O. Box 485
                                                                                Springfield, SD 57062

                                                        Missouri River          Missouri River Academy
                                                          Academy               RR1 Box 89
                                                                                Plankinton, SD 57368

9.   YOUTH SERVICES                                     Tarkio Academy          Tarkio Academy             2 Park Center Court
     INTERNATIONAL OF                                                           300 N. 13th Street         Suite 200
     MISSOURI, INC.                                                             Tarkio, MO 64491           Owings Mills, MD 21117

10.  SOUTHWESTERN                                       Parc Place, Inc.        Parc Place, Inc.           2 Park Center Court*
     CHILDREN'S HEALTH                                                          5116 E. Thomas Road        Suite 200
     SERVICES, INC.                                                             Phoenix, AZ 85018          Owings Mills, MD 21117

                                                                        OPERATING               PRINCIPAL OFFICE FOR
     CORPORATION        PRIOR NAME         TRADE NAMES                  FACILITIES              ACCOUNTS RECEIVABLE
     -----------        ----------         -----------                  ----------              --------------------
                                      Promise House, Inc.          Promise House, Inc.
                                                                   15210 N. 5th Avenue
                                                                   Phoenix, AZ 85023

                                      Touchstone                   Touchstone Community,
                                        Community, Inc.            Inc.
                                                                   3420 East Shea
                                                                   Suite 150
                                                                   Phoenix, AZ 85028

                                      Desert Hills Center          Desert Hills Center for
                                        for Youth and Families     Youths and Families
                                                                   2797 N. Introspect Drive
                                                                   Tucson, AZ 85745

11.  YSI OF CENTRAL                   Woodward Academy             Woodward Academy             2 Park Center Court
     IOWA, INC.                                                    1251 334th Street            Suite 200
                                                                   Woodward, IA 50276           Owings Mills, MD 21117

12.  YOUTH SERVICES                   Desert Hills Center for      Desert Hills Center for      2 Park Center Court*
     INTERNATIONAL OF                   Youth and Families of      Youth and Families of        Suite 200
     NEW MEXICO, INC.                   New Mexico                 New Mexico                   Owings Mills, MD 21117
                                                                   5310 Sequoia, N.W.
                                                                   Albuquerque, NM 87120

13.  YOUTH SERVICES                   Desert Hills Center for      Desert Hills Center for      2 Park Center Court
     INTERNATIONAL OF                   Youth and Families of      Youth and Families of        Suite 200
     TEXAS, INC.                        Texas                      Texas                        Owings Mills, MD 21117
                                                                   4201 Texas Avenue South
                                                                   College Station, TX 77845

14.  YOUTH SERVICES                   Tampa Bay Academy            Tampa Bay Academy            2 Park Center Court
     INTERNATIONAL OF                                              12012 Boyette Road           Suite 200
     FLORIDA, INC.                                                 Riverview, FL 33569          Owings Mills, MD 21117

                                                                        OPERATING               PRINCIPAL OFFICE FOR
     CORPORATION        PRIOR NAME         TRADE NAMES                  FACILITIES              ACCOUNTS RECEIVABLE
     -----------        ----------         -----------                  ----------              --------------------
15.  YOUTH SERVICES                      Camp Washington            Camp Washington              2 Park Center Court
     INTERNATIONAL OF                                               4007 Burdette Road           Suite 200
     VIRGINIA, INC.                                                 Carrsville, VA 23315         Owings Mills, MD 21117

16.  DEVELOPMENTAL                       No trade name              2405 E. Southern Avenue      2 Park Center Court
     BEHAVIORAL                                                     Suite No. 9                  Suite 200
     CONSULTANTS, INC.                                              Tempe, AZ 85282              Owings Mills, MD 21117

17.  INTROSPECT           Introspect,    Desert Hills Center for    Desert Hills Center for      2 Park Center Court*
     HEALTHCARE,          Incorporated    Youth and Families        Youth and Families           Suite 200
     CORPORATION                                                    2797 N. Introspect Drive     Owings Mills, MD 21117
                                                                    Tucson, AZ 85745

18.  DESERT HILLS CENTER                 No trade name              2797 N. Introspect Drive     2 Park Center Court*
     FOR YOUTH AND                                                  Tucson, AZ  85745            Suite 200
     FAMILIES, INC.                                                                              Owings Mills, MD 21117

-----------------------

* Certain books and records, and the collection of accounts receivable for the corporations indicated, may be located at 3640 North First Street, Suite 130, Tucson, Arizona 85719.